Product Information Notice Dated March 8, 2013

The following name changes are effective April 29, 2013:

Current Name	New Name
Legg Mason Clearbridge Variable Equity Income Builder Portfolio	Clearbridge Variable Equity Income Portfolio
Legg Mason Clearbridge Variable Fundamental All Cap Value Portfolio	Clearbridge Variable All Cap Value Portfolio
Legg Mason Clearbridge Variable Large Cap Value Portfolio	Clearbridge Variable Large Cap Value Portfolio

Effective December 5, 2012, the name of the Fund’s Sub-Advisor changed from ClearBridge Advisors, LLC to ClearBridge Investments, LLC.

This Product Information Notice Should Be Retained For Future Reference.

HV-7432